UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2011

Hines Global REIT, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 24, 2011, Hines Global REIT, Inc. (referred to herein as or  the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company's stockholders (1) elected the seven nominees listed below to serve as directors for a term ending at the 2012 annual meeting of stockholders, and each will continue in office until his successor has been duly elected and qualifies, or until his earlier death, removal, resignation or retirement, and (2) ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively “Deloitte & Touche”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

The voting results for each of the seven persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	31,254,946	—	801,837
C. Hastings Johnson	31,199,291	—	857,492
Charles M. Baughn	31,243,453	—	813,330
Jack L. Farley	31,158,398	—	898,385
Thomas L. Mitchell	31,214,187	—	842,596
John S. Moody	31,194,872	—	861,911
Peter Shaper	31,216,011	—	840,772

With respect to the proposal to ratify the selection of Deloitte & Touche, stockholders holding 31,159,013 shares voted in favor of the proposal, stockholders holding 214,486 shares voted against the proposal and stockholders holding 683,284 shares abstained from voting on this proposal.

Item 7.01	Regulation FD Disclosure.

Charles Hazen, the Company's President and Chief Executive Officer, made a presentation at the annual meeting of stockholders. The Company is making this presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits-

99.1 2011 Stockholder Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES GLOBAL REIT, INC.

August 26, 2011	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	2011 Stockholder Meeting Presentation, dated August 24, 2011